SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2010

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-31617

Delaware	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

47350 Fremont Blvd., Fremont, CA 94538

(Address of principal executive offices, including zip code)

510.226.2800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 19, 2010, Vermillion, Inc. (the “Company”) entered into an employment agreement with Sandra A. Gardiner for her to serve as Vice President and Chief Financial Officer (“CFO”) of the Company. The material terms of the employment agreement are described below under Item 5.02. A copy of the employment agreement dated April 19, 2010 is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2010, the Company announced the appointment of Sandra A. Gardiner as Vice President and CFO of the Company. She will join the Company on May 17, 2010. In her role as CFO, Ms. Gardiner will be responsible for leading all aspects of financial management for the Company.

Ms. Gardiner, age 45, has served as CFO since March 2009 at Bend Research Inc., a company that specializes in the definition, advancement, development and commercialization of pharmaceutical and health science technologies. In April 2009, she was elected to Bend Research Inc.’s board of directors. From 2004 through 2008, Ms. Gardiner served as CFO and Corporate Secretary of Lipid Sciences, Inc., responsible for all decision-making authority for all financial and administrations functions for this development-stage biotechnology company, which is engaged in research and development of products and processes to treat cardiovascular disease and viral infections. She also held positions at Cardima, Inc. and Comac and began her biotechnology career in 1988 with Advanced Cardiovascular Systems, formerly a division of Guidant, holding several positions in the Internal Audit, Accounting and Finance departments. Ms. Gardiner received her Bachelor of Science in Managerial Economics from the University of California at Davis.

Pursuant to the terms of the employment agreement between the Company and Ms. Gardiner, the Company will pay Ms. Gardiner an annual base salary of at least $240,000. She will be eligible for a bonus of up to 40% of her base salary for achievement of reasonable performance-related goals to be defined by the Company’s Chief Executive Officer or Board of Directors.

Item 8.01	Other Events.

On April 19, 2010, the Company issued a press release announcing the appointment of Sandra A. Gardiner as CFO. A copy of the Company’s press release dated April 19, 2010 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description.

10.1	Employment Agreement between Vermillion, Inc. and Sandra A. Gardiner dated April 19, 2010

99.1	Press Release dated April 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: April 22, 2010	By:	/s/ GAIL S. PAGE
Gail S. Page
Chief Executive and Chair of the Board

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between Vermillion, Inc. and Sandra A. Gardiner dated April 19, 2010

99.1	Press Release dated April 19, 2010